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                                                                  Exhibit 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 18, 2002 (except for Note 20 as to which the date is January 31, 2002) included in Registration Statements File Nos. 33-27999, 333-25999, 333-89835, 33-13158, 33-50770,
33-65114, 33-75530, 33-60293, 333-04259, 333-27169, 333-31107, and 333-82998.


                                              /s/ Arthur Andersen
                                              --------------------
                                              Arthur Andersen

Boston, Massachusetts
March 1, 2002